UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): July 25, 2024

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24900 Pitkin Road, Spring, Texas 77386
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 25, 2024, Perma-Pipe International Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is information regarding the results of the matters voted on by the Company’s stockholders at the Annual Meeting.

Proposal 1.     Elect five directors to hold office until the Company’s 2025 Annual Meeting of Stockholders and until their successors are otherwise duly elected and qualified:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Cynthia A. Boiter	4,663,963	140,086	2,003	1,251,564
David B. Brown	4,668,757	134,804	2,491	1,251,564
David J. Mansfield	4,742,355	50,981	12,716	1,251,564
Robert J. McNally	4,455,501	344,579	5,972	1,251,564
Jerome T. Walker	2,062,497	2,741,552	2,003	1,251,564

All directors were elected with over 42% of the shares voted at the Annual Meeting voting for their re-election compared to approximately 96% of the shares voted at the 2023 Annual Meeting of Stockholders.

Proposal 2.     Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,729,291	50,312	26,449	1,251,564

The Company's proposal regarding the compensation of the named executive officers was approved by over 98% of the shares voted at the Annual Meeting.

Proposal 3. Ratify the selection of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025:

Votes For	Votes Against	Abstentions
6,021,809	12,167	23,640

   The Company's proposal regarding the selection of PricewaterhouseCoopers LLP was approved by over 99% of the shares voted at the Annual Meeting.

Proposal 4. Approve the 2024 Omnibus Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,575,350	68,669	162,033	1,251,564

The Company's proposal regarding the approval of the 2024 Omnibus Stock Incentive Plan was approved by over 95% of the shares voted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: July 29, 2024	By: /s/ Matthew E. Lewicki
Matthew E. Lewicki
Vice President and Chief Financial Officer